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                                                                    Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 29, 2000 relating to the consolidated financial statements, which appears in Plains Resources Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.



PRICEWATERHOUSECOOPERS LLP

Houston, Texas
September 7, 2000




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